Exhibit 10.2

EMPLOYEE MATTERS AGREEMENT

between

TRIMAS CORPORATION

and

HORIZON GLOBAL CORPORATION

Dated as of                  , 2015

-i-

-ii-

EMPLOYEE MATTERS AGREEMENT

EMPLOYEE MATTERS AGREEMENT, dated as of                  , 2015 (this “Employee Matters Agreement”), between TriMas Corporation, a Delaware corporation (“TriMas”), and Horizon Global Corporation, a Delaware corporation (“Horizon”).

RECITALS

A. The parties to this Employee Matters Agreement have entered into the Separation and Distribution Agreement (the “Separation Agreement”), dated as of the date hereof, pursuant to which TriMas intends to distribute to the Record Holders, on a pro rata basis, all the outstanding shares of common stock, with par value $[0.01], of Horizon then owned by TriMas (the “Distribution”).

B. The parties wish to set forth their agreements as to certain matters regarding the treatment of, and the compensation and employee benefits provided to, current and former employees of TriMas and Horizon and their Subsidiaries.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Defined Terms. For the purposes of this Employee Matters Agreement:

“2013 Performance Stock Unit” means a TriMas Performance Stock Unit granted during the 2013 calendar year.

“2014 Performance Stock Unit” means a TriMas Performance Stock Unit granted during the 2014 calendar year.

“2015 Annual Incentive Bonus” has the meaning set forth in Section 5.3(a).

“Adjusted 2013 TriMas Performance Stock Unit” means a performance stock unit award with respect to TriMas Common Stock relating to TriMas Performance Stock Units described in Section 10.1(a)(iv)(A).

“Adjusted TriMas Compensation Award” means each Adjusted TriMas Option, Adjusted 2013 TriMas Performance Stock Unit, Adjusted TriMas Restricted Share, TriMas 2013 Replacement RSU, TriMas 2014 Replacement RSU, Adjusted TriMas RSU, Adjusted TriMas Time-Based Foreign Unit and TriMas Replacement Foreign Unit.

“Adjusted TriMas Option” means an option to acquire TriMas Common Stock relating to a TriMas Option described in Section 10.1(a)(i).

“Adjusted TriMas Restricted Share” means a restricted share of TriMas Common Stock relating to TriMas Restricted Shares described in Section 10.1(a)(ii)(A).

“Adjusted TriMas RSU” means a restricted stock unit award with respect to TriMas Common Stock relating to TriMas RSUs described in Section 10.1(a)(iii)(A) that vests based solely on the passage of time.

“Adjusted TriMas Time-Based Foreign Unit” means a cash incentive unit the value of which is based on the full value of underlying shares of TriMas Common Stock relating to a TriMas Time-Based Foreign Unit described in Section 10.1(a)(v)(A) that vests solely based on the passage of time.

“Annual Incentive Policy” has the meaning set forth in Section 5.3(a).

“Applicable Canadian Welfare Continuation Period” has the meaning set forth in Section 3.2(a).

“Applicable Canadian Welfare Split Date” has the meaning set forth in Section 3.2(a).

“Applicable Transfer Date” means the date on which a Delayed Transfer Employee actually commences employment with the Horizon Group or the TriMas Group (as applicable).

“Applicable Welfare Continuation Period” has the meaning set forth in Section 6.1(a).

“Applicable Welfare Split Date” has the meaning set forth in Section 6.1(a).

“Assumed Severance Benefits” has the meaning set forth in Section 6.5.

“Benefit Plan” means, with respect to an entity, each plan, program, policy, agreement, arrangement or understanding that is (i) maintained primarily for the benefit of employees in the United States, or (ii) a Non-U.S. Benefit Plan that is denoted with an asterisk on Schedule 6.1(a), and, in either case that is a deferred compensation, executive compensation, incentive bonus or other bonus, pension, profit sharing, savings, retirement, severance pay, salary continuation, life, death benefit, health, prescription drug, dental, vision, healthcare flexible spending account, dependent care flexible spending account, health savings account, sick leave, vacation pay, disability or accident insurance or other employee benefit plan, program, agreement or arrangement, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) sponsored, maintained or contributed to by such entity or to which such entity is a party or under which such entity has any obligation; provided that no TriMas Compensation Award, nor any plan under which any such TriMas Compensation Award is granted, will constitute a “Benefit Plan” under this Employee Matters Agreement. In addition, no Employment Agreement will constitute a Benefit Plan for purposes hereof.

“CRP Split Date” has the meaning set forth in Section 3.1(a)(ii).

“COBRA” means the continuation coverage requirements under Code Section 4980B and ERISA Sections 601-608.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any collective bargaining agreement, labor agreement, or other written agreement to which TriMas, Horizon, or any of their respective direct or indirect Subsidiaries is a party with any labor union, its predecessors-in-interest, and its constituent local unions.

“DC Continuation Period” has the meaning set forth in Section 8.1(a).

“DC Plan Split Date” has the meaning set forth in Section 8.1(b).

“Delayed Transfer Employee” has the meaning set forth in Section 2.4.

“Distribution” has the meaning set forth in the Recitals.

“Employee Matters Agreement” has the meaning set forth in the preamble.

“Employment Agreement” means any individual employment, retention, consulting, change in control, split dollar life insurance, sale bonus, incentive bonus, severance or other individual compensatory agreement between any current or former employee and TriMas or any of its Affiliates.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Flex Plan Amount” has the meaning set forth in Section 6.2.

“Former Horizon Employee” means any individual (i) who on or before the close of business on the Distribution Date retired or otherwise separated from service from TriMas and its Affiliates, and (ii) whose last day worked with TriMas and its Affiliates prior to the close of business on the Distribution Date was with (A) the Horizon Business or (B) any Person that will be a direct or indirect Subsidiary of Horizon immediately after the Distribution; provided, however, that an individual who separates from service from TriMas and its Affiliates on the Distribution Date in connection with commencing employment with Horizon and its Affiliates will not be deemed to be a Former Horizon Employee for purposes of this Employee Matters Agreement.

“Former TriMas Employee” means any individual who (i) on or before the close of business on the Distribution Date retired or otherwise separated from service from TriMas and its Affiliates, and (ii) is not a Former Horizon Employee; provided, however, that an individual who separates from service from TriMas and its Affiliates on the Distribution Date in connection with commencing employment with Horizon and its Affiliates will not be deemed to be a Former TriMas Employee for purposes of this Employee Matters Agreement.

“Group” means the TriMas Group or the Horizon Group, as the context requires.

“Horizon” has the meaning set forth in the preamble.

“Horizon 2013 Replacement RSUs” means restricted stock unit awards with respect to Horizon Common Stock relating to 2013 Performance Stock Units granted by Horizon as of the Distribution under a Horizon LTIP pursuant to Section 10.1(a)(iv)(B)(2).

“Horizon 2014 Replacement RSUs” means restricted stock unit awards with respect to Horizon Common Stock relating to 2014 Performance Stock Units granted by Horizon as of the Distribution under a Horizon LTIP pursuant to Section 10.1(a)(iv)(C)(2).

“Horizon Benefit Plan” means any Benefit Plan sponsored or maintained by any member of the Horizon Group other than the Shared DC Plans, the Shared Welfare Plans, the TriMas CRP and the TriMas Canadian Welfare Plans.

“Horizon Canadian Welfare Claims” has the meaning set forth in Section 3.2(b).

“Horizon Canadian Welfare Plan” has the meaning set forth in Section 3.2(b).

“Horizon CRP” has the meaning set forth in Section 3.1(a)(ii).

“Horizon Director” means a non-employee member of the Board of Directors of Horizon as of the Distribution Date, who is no longer a member of the Board of Directors of TriMas as of the Distribution Date.

“Horizon Employee” means each individual who, as of the day after the Distribution Date, is employed by a member of the Horizon Group (including, for the avoidance of doubt, any such individual who is on a leave of absence, whether paid or unpaid). Horizon Employees also include Horizon Transferees, effective as of the Applicable Transfer Date.

“Horizon Employment Agreement” has the meaning set forth in Section 5.4.

“Horizon Compensation Award” means each Horizon Option, Horizon Restricted Share, Horizon RSU, Horizon 2013 Replacement RSU, Horizon 2014 Replacement RSU, Horizon Time-Based Foreign Unit and Horizon Replacement Foreign Unit.

“Horizon Exercise Price” has the meaning set forth in Section 10.1(a)(i)(B).

“Horizon Flexible Accounts” has the meaning set forth in Section 6.2.

“Horizon LTIP” means the Horizon 2015 Equity and Incentive Compensation Plan and any stock-based or other incentive plan identified by Horizon before the Distribution Date.

“Horizon Non-U.S. Benefit Plan” means any Non-U.S. Benefit Plan sponsored or maintained by a member of the Horizon Group.

“Horizon Option” means an option to acquire shares of Horizon Common Stock granted by Horizon as of the Distribution under a Horizon LTIP pursuant to Section 10.1(a)(i)(B).

“Horizon Participant” means any Horizon Employee or Horizon Director who immediately prior to the Distribution holds TriMas Compensation Awards, or a beneficiary, dependent or alternate payee of such person.

“Horizon Replacement Foreign Units” means a cash incentive unit granted to a Horizon Participant based on the value of earned TriMas Performance-Based Foreign Units described in Section 10.1(a)(vi)(B).

“Horizon Restricted Share” means a restricted share of Horizon Common Stock granted by Horizon as of the Distribution under a Horizon LTIP pursuant to Section 10.1(a)(ii)(B).

“Horizon RSU” means restricted stock unit award with respect to Horizon Common Stock granted by Horizon as described in Section 10.1(a)(iii)(B) that vests based solely on the passage of time.

“Horizon Share Price” means the closing sale price of a share of Horizon Common Stock solely on the NYSE on the Distribution Date (as traded on the “when issued” market) as reported by Bloomberg L.P. or any successor thereto.

“Horizon Spinoff DC Plans” has the meaning set forth in Section 8.1(b).

“Horizon Spinoff Nonqualified Plans” has the meaning set forth in Section 9.1(a).

“Horizon Spinoff Welfare Plan” has the meaning set forth in Section 6.1(b).

“Horizon Time-Based Foreign Unit” means a cash incentive unit the value of which is based on the full value of underlying shares of Horizon Common Stock on the applicable payment date granted by Horizon as described in Section 10.1(a)(v)(B) that vests solely based on the passage of time.

“Horizon Transferees” means the Delayed Transfer Employees who transfer from the TriMas Group to the Horizon Group.

“Horizon Welfare Claims” has the meaning set forth in Section 6.1(b).

“Medicare Payments” has the meaning set forth in Section 6.1(c).

“Nasdaq” means the NASDAQ Stock Market.

“New Hires” has the meaning set forth in Section 6.1(a).

“Non-U.S. Benefit Plan” means, with respect to an entity, each plan, program, policy, agreement, arrangement or understanding that is maintained primarily for the benefit of employees outside of the United States and is a deferred compensation, executive compensation, incentive bonus or other bonus, pension, profit sharing, savings, retirement, severance pay, life, death benefit, health, prescription drug, dental, vision, sick leave, vacation pay, disability or accident insurance, employee assistance program or other employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to by such entity or to which such entity is a party or under which such entity has any obligation; provided that no TriMas Compensation Award, nor any plan under which any such TriMas Compensation Award is granted, will constitute a “Non-U.S. Benefit Plan” under this Employee Matters Agreement. In addition, no Employment Agreement will constitute a Non-U.S. Benefit Plan for purposes hereof.

“Nonqualified Plan Split Date” has the meaning set forth in Section 9.1(a).

“NYSE” means the New York Stock Exchange.

“Option Exercise Price” means the pre-adjustment exercise price of the applicable TriMas Option.

“Partial Year Awardee” has the meaning set forth in Section 5.3(a).

“Plan Payee” means, as to an individual who participates in a Benefit Plan, such individual’s dependents, beneficiaries, alternate payees and alternate recipients, as applicable, under such Benefit Plan.

“Post-Distribution TriMas Share Price” means the closing sale price of a share of TriMas Common Stock solely on the Nasdaq on the Distribution Date (as traded on the “ex-distribution” market) as reported by Bloomberg L.P. or any successor thereto.

“Pre-Distribution Action” means an Action by any Third Party with respect to a Shared Plan, TriMas Employee, Former TriMas Employee, Horizon Employee, or Former Horizon Employee that arises from an act, omission, or event that occurred prior to the Distribution and is not otherwise designated as Horizon Litigation in the Separation Agreement.

“Pre-Distribution TriMas Share Price” means the closing sale price of a share of TriMas Common Stock solely on the Nasdaq on the Distribution Date (as traded on the “regular way” market) as reported by Bloomberg L.P. or any successor thereto.

“Retained DB Plan” has the meaning set forth in Section 7.1(a).

“Separation Agreement” has the meaning set forth in the Recitals.

“Shared DC Plans” has the meaning set forth in Section 8.1(a).

“Shared Plans” means the Shared Welfare Plans, Shared DC Plans, Split Nonqualified Plans, and Split Non-U.S. Plans.

“Shared Welfare Plans” has the meaning set forth in Section 6.1(a).

“Split Nonqualified Plans” has the meaning set forth in Section 9.1(a).

“Split Non-U.S. Plan” means a Non-U.S. Benefit Plan sponsored, maintained or contributed to by the TriMas Group that transferred liabilities to a Non-U.S. Benefit Plan sponsored, maintained or contributed to by the Horizon Group in connection with the Distribution.

“Trading Day” means the period of time during any given calendar day, beginning at 9:30 a.m. (New York time) (or such other time as the Nasdaq or NYSE, as applicable, publicly announces is the official open of trading), and ending at 4:01 p.m. (New York time) (or one minute after such other time as the Nasdaq or NYSE, as applicable, publicly announces is the official close of trading), in which trading and settlement in TriMas Common Stock or Horizon Common Stock is permitted on the Nasdaq or NYSE, as applicable.

“TriMas” has the meaning set forth in the preamble.

“TriMas 2013 Replacement RSUs” means a restricted stock unit award with respect to TriMas Common Stock relating to 2013 Performance Stock Units described in Section 10.1(a)(iv)(B)(1).

“TriMas 2014 Replacement RSUs” means a restricted stock unit award with respect to TriMas Common Stock relating to the 2014 Performance Stock Units described in Section 10.1(a)(iv)(C)(1).

“TriMas Benefit Plans” means (i) the Shared Welfare Plans, the Shared DC Plans, and (ii) any Benefit Plan that, as of the close of business on the day before the Distribution Date, is sponsored or maintained solely by any member of the TriMas Group.

“TriMas Canadian Welfare Plans” has the meaning set forth in Section 3.2(a).

“TriMas Compensation Committee” means the Compensation Committee of the Board of Directors of TriMas.

“TriMas Covered Employee” means a TriMas Employee who, as of the date immediately prior to the Distribution Date, is anticipated to be a “covered employee” of TriMas within the meaning of Section 162(m) of the Code with respect to the 2015 taxable year.

“TriMas CRP” has the meaning set forth in Section 3.1(a)(i).

“TriMas Director” means a current or former non-employee member of the Board of Directors of TriMas, excluding any Horizon Director.

“TriMas Employee” means each individual who, as of the close of business on the day after the Distribution Date, is employed by a member of the TriMas Group (including, for the avoidance of doubt, any such individual who is on a leave of absence, whether paid or unpaid). TriMas Employees also include TriMas Transferees, effective as of the Applicable Transfer Date.

“TriMas Compensation Award” means each TriMas Option, TriMas Performance Stock Unit, TriMas Restricted Share, TriMas RSU, TriMas Time-Based Foreign Unit or TriMas Performance-Based Foreign Unit.

“TriMas Exercise Price” has the meaning set forth in Section 10.1(a)(i)(A).

“TriMas Flexible Accounts” has the meaning set forth in Section 6.2.

“TriMas Foreign Incentive Plan” means the TriMas Corporation Annual Incentive Plan for Foreign Subsidiaries, or any predecessor plan.

“TriMas LTIP” means any of the TriMas Corporation 2011 Omnibus Incentive Compensation Plan, the TriMas Corporation 2006 Long Term Equity Incentive Plan, or the TriMas Corporation 2002 Long Term Equity Incentive Plan.

“TriMas Non-Covered Employee” has the meaning set forth in Section 10.1(a)(iv)(B).

“TriMas Non-U.S. Benefit Plans” means the Non-U.S. Benefit Plans sponsored or maintained by a member of the TriMas Group.

“TriMas Option” means an option to acquire shares of TriMas Common Stock granted by TriMas under a TriMas LTIP before the Distribution Date.

“TriMas Participant” means any TriMas Employee, Former TriMas Employee, Former Horizon Employee or TriMas Director who immediately prior to the Distribution holds TriMas Compensation Awards, or a beneficiary, dependent or alternate payee of such person.

“TriMas Performance-Based Foreign Unit” means a performance-based Full Value Cash Incentive (as defined in the TriMas Foreign Incentive Plan) granted by TriMas under the TriMas Foreign Incentive Plan before the Distribution Date.

“TriMas Performance Stock Units” means a performance stock unit award granted by TriMas under a TriMas LTIP before the Distribution Date.

“TriMas Replacement Foreign Units” means a cash incentive unit granted to a TriMas Participant based on the value of earned TriMas Performance-Based Foreign Units described in Section 10.1(a)(vi)(A).

“TriMas Restricted Share” means a restricted share of TriMas Common Stock granted by TriMas under a TriMas LTIP before the Distribution Date.

“TriMas RSU” means a time-based restricted stock unit award granted by TriMas under a TriMas LTIP before the Distribution Date.

“TriMas Time-Based Foreign Unit” means a time-based Full Value Cash Incentive (as defined in the TriMas Foreign Incentive Plan) granted by TriMas under the TriMas Foreign Incentive Plan before the Distribution Date.

“TriMas Transferees” means the Delayed Transfer Employees who transfer from the Horizon Group to the TriMas Group.

“TriMas Welfare Plan” means each TriMas Benefit Plan that is a Welfare Plan.

“Vendor Contract” has the meaning set forth in Section 14.1.

“Welfare Plan” means each Benefit Plan that provides life insurance, health care, dental care, vision care, employee assistance programs (EAP), accidental death and dismemberment insurance, disability, severance, vacation, dependent care reimbursements, or other group welfare or fringe benefits or is otherwise an “employee welfare benefit plan” as described in Section 3(1) of ERISA.

“Workers’ Compensation Event” means the event, injury, illness or condition giving rise to a workers’ compensation claim.

Section 1.2 Other Capitalized Terms. Capitalized terms not defined in this Employee Matters Agreement, including the following, will have the meanings ascribed to them in the Separation Agreement:

•	Action

•	Affiliate

•	Ancillary Agreements

•	Distribution Date

•	Governmental Authority

•	Horizon Business

•	Horizon Common Stock

•	Horizon Entities

•	Horizon Group

•	Horizon Liabilities

•	Horizon Litigation

•	Law

•	Liability

•	Person

•	Record Date

•	Record Holders

•	Shared Liability

•	Subsidiary

•	Tax

•	Third Party

•	Third-Party Claim

•	Transition Services Agreement

•	TriMas Common Stock

•	TriMas Entities

•	TriMas Group

•	TriMas Liabilities

ARTICLE II

GENERAL PRINCIPLES; EMPLOYEE TRANSFERS

Section 2.1 TriMas Group Employee Liabilities. Except as specifically provided in this Employee Matters Agreement, the TriMas Group will be solely responsible for (i) all employment, compensation and employee benefits Liabilities relating to TriMas Employees and Former TriMas Employees, (ii) all Liabilities arising under each TriMas Benefit Plan and TriMas Non-U.S. Benefit Plan, and (iii) any other Liabilities expressly assigned or allocated to a TriMas Group member under this Employee Matters Agreement.

Section 2.2 Horizon Group Employee Liabilities. Except as specifically provided in this Employee Matters Agreement, the Horizon Group will be solely responsible for (i) all employment, compensation and employee benefits Liabilities relating to Horizon Employees and Former Horizon Employees, (ii) all Liabilities arising under each Horizon Benefit Plan and Horizon Non-U.S. Benefit Plan, and (iii) any other Liabilities expressly assigned or allocated to a Horizon Group member under this Employee Matters Agreement.

Section 2.3 TriMas Benefit Plans/Horizon Benefit Plans.

(a) Except as otherwise provided herein, the TriMas Group will be exclusively responsible for administering each TriMas Benefit Plan and TriMas Non-U.S. Benefit Plan in accordance with its terms and for all obligations and liabilities (including any required filings or notices) with respect to the TriMas Benefit Plans and TriMas Non-U.S. Benefit Plans and all benefits owed to participants in the TriMas Benefit Plans and TriMas Non-U.S. Benefit Plans, whether arising before, on or after the Distribution Date, Applicable Welfare Split Date, DC Plan Split Date, Nonqualified Plan Split Date, or Nonqualified Plan Assumption Date, as applicable.

(b) Except as otherwise provided herein or in the Transition Services Agreement, the Horizon Group will be exclusively responsible for administering each Horizon Benefit Plan and Horizon Non-U.S. Benefit Plan in accordance with its terms and for all obligations and liabilities (including any required filings or notices) with respect to the Horizon Benefit Plans and Horizon Non-U.S. Benefit Plans and all

benefits owed to participants in the Horizon Benefit Plans and Horizon Non-U.S. Benefit Plans, whether arising before, on or after the Distribution Date, Applicable Welfare Split Date, DC Plan Split Date, Nonqualified Plan Split Date, or Nonqualified Plan Assumption Date, as applicable.

Section 2.4 Employee Transfers. Upon mutual agreement of Horizon and TriMas, any employee whose employment transfers within 12 months after the Distribution Date from the TriMas Group to the Horizon Group or from the Horizon Group to the TriMas Group and who was continuously employed by a member of the Horizon Group or the TriMas Group (as applicable) from the Distribution Date through the date such employee commences employment with a member of the TriMas Group or Horizon Group (as applicable) will be a “Delayed Transfer Employee”; provided, however, that no employee of either Group who is covered by a Collective Bargaining Agreement at the time such employee transfers to the other Group will be a Delayed Transfer Employee. Notwithstanding anything herein to the contrary, no employee will be considered a Delayed Transfer Employee unless the mutual agreement with respect to, and Applicable Transfer Date of, any Delayed Transfer Employee occurs on or before the date that is 12 months after the Distribution Date.

Section 2.5 Collective Bargaining Agreements.

(a) Effective as of the Distribution Date, TriMas or a TriMas Group member will retain or assume each Collective Bargaining Agreement then in effect covering TriMas Employees and Horizon or a Horizon Group member will retain or assume each Collective Bargaining Agreement then in effect covering Horizon Employees.

(b) The parties agree that certain subjects of this Employee Matters Agreement have been, and may in the future be, the subject of effects bargaining with a labor union, and that certain provisions will be deemed modified to the extent necessary to conform with any agreements reached by the parties with a labor union as a result of such effects bargaining.

(c) The terms of this Employee Matters Agreement will be adjusted or conformed, as and where necessary, so as to not breach or otherwise contravene any Collective Bargaining Agreement found to be applicable.

ARTICLE III

NON-U.S. EMPLOYEE TRANSFERS AND BENEFIT PLANS

Section 3.1 Canadian Retirement Plan.

(a) General.

(i) On or before the Distribution Date, (i) TriMas will take all actions necessary to amend the TriMas Canadian Retirement Plan (registration number 0307066) (the “TriMas CRP”) such that the TriMas CRP will, effective as of the Distribution Date, allow Horizon Employees, Former Horizon Employees,

TriMas Employees, Former TriMas Employees, and New Hires to participate following the Distribution until the CRP Split Date (the “CRP Continuation Period”), subject to the other eligibility requirements set forth in the TriMas CRP, and (ii) Horizon will take all actions necessary to adopt the TriMas CRP as a participating employer thereunder. All amounts payable to the TriMas CRP with respect to employer contributions for Horizon Employees and New Hires relating to a time period ending after the Distribution Date, determined in accordance with the terms and provisions of the TriMas CRP, will be paid by Horizon or another member of the Horizon Group to the TriMas CRP as required under the TriMas CRP. TriMas or a member of the TriMas Group will retain sole responsibility for taking all necessary, reasonable, and appropriate actions to maintain and administer the TriMas CRP so that it remains in compliance with applicable local Law. The rights and obligations of TriMas and Horizon related to the fees and costs of providing coverage to the Horizon Employees and New Hires during the CRP Continuation Period will be governed by the Transition Services Agreement.

(ii) Following the Distribution Date, but no later than December 31, 2016, Horizon or another member of the Horizon Group will adopt and establish a defined contribution plan (the “Horizon CRP”) that will have terms and features (including employer contribution provisions) that are substantially similar to the defined contribution component of the TriMas CRP such that (for the avoidance of doubt) the defined contribution component of the TriMas CRP is substantially replicated by the Horizon CRP. Horizon or a member of the Horizon Group will be solely responsible for taking all necessary, reasonable, and appropriate actions to establish, maintain and administer the Horizon CRP so that it is in compliance with applicable local Law. As of the effective date of the Horizon CRP (the “CRP Split Date”), which, for the avoidance of doubt, will be no later than December 31, 2016, the Horizon CRP will cover the Horizon Employees and New Hires and will assume liability for all benefits accrued or earned by Horizon Employees and New Hires under the TriMas CRP. The TriMas CRP will retain liability for all benefits accrued or earned by Former Horizon Employees under the TriMas CRP as of the CRP Split Date.

(iii) On or as soon as reasonably practicable following regulatory approval of the transfer of accounts, liabilities and related assets to the Horizon CRP, TriMas or another member of the TriMas Group will cause the TriMas CRP to transfer to the Horizon CRP, and Horizon or another member of the Horizon Group will cause the Horizon CRP to accept the transfer of, the accounts, liabilities and related assets in the TriMas CRP attributable to Horizon Employees, New Hires and their Plan Payees. The transfer of assets will be in cash or in kind (as determined by the transferor) and be conducted in accordance with applicable local Law. Notwithstanding the above, should an employee’s employment transfer and the employee be considered a Delayed Transfer Employee after the CRP Split Date, as contemplated in Section 2.4, such employee will be dealt with as would any other terminating employee including being provided statutory portability rights and the relevant accounts, liabilities and related assets transferred accordingly.

(iv) From and after the CRP Split Date, except as specifically provided in subparagraph (iii) above, Horizon and the Horizon Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Horizon CRP, whether accrued before, on or after the CRP Split Date.

(b) Continuation of Elections. As of the CRP Split Date, as permitted or required by applicable local Law, Horizon (acting directly or through a member of the Horizon Group) will cause the Horizon CRP to continue to recognize and maintain the rights of alternate payees under domestic relations orders, with respect to Horizon Employees and their Plan Payees under the TriMas CRP until such elections are modified pursuant to the Horizon CRP.

(c) Contributions Due. All amounts payable to the TriMas CRP with respect to employer contributions for Horizon Employees relating to a time period ending on or prior to the Distribution Date, determined in accordance with the terms and provisions of the TriMas CRP, will be paid by TriMas or another member of the TriMas Group to the TriMas CRP.

Section 3.2 Canadian Welfare Benefits.

(a) On or before the Distribution Date, TriMas and Horizon will take all actions necessary with respect to the Non-U.S. Benefit Plans listed on Schedule 3.2 (such Non-U.S. Benefit Plans, the “TriMas Canadian Welfare Plans”) such that, effective as of the Distribution Date, Horizon Employees, Former Horizon Employees, New Hires and their respective Plan Payees may participate in the TriMas Canadian Welfare Plans following the Distribution until, with respect to each such TriMas Canadian Welfare Plan, the last day that coverage will be provided under such TriMas Canadian Welfare Plan pursuant to the Transition Services Agreement (the “Applicable Canadian Welfare Split Date,” and such period between the Distribution and the Applicable Canadian Welfare Split Date, the “Applicable Canadian Welfare Continuation Period”), subject to the other eligibility requirements set forth in the TriMas Canadian Welfare Plans. The rights and obligations of TriMas and Horizon related to the fees and costs of providing coverage to the Horizon Employees, Former Horizon Employees, New Hires, and their Plan Payees during the Applicable Canadian Welfare Continuation Period will be governed by the Transition Services Agreement. TriMas or a member of the TriMas Group will retain sole responsibility for taking all necessary, reasonable, and appropriate actions to maintain and administer the TriMas Canadian Welfare Plans.

(b) With respect to each TriMas Canadian Welfare Plan, following the Distribution Date, but no later than the Applicable Canadian Welfare Split Date, Horizon or a member of the Horizon Group will establish a corresponding welfare benefit plan (each such plan, a “Horizon Canadian Welfare Plan”), which will have such terms and features as will be determined by Horizon. From and after the Applicable Canadian Welfare Split Date, or, if later, the Applicable Transfer Date, Horizon will cause such Horizon Canadian Welfare Plan to cover those Horizon Employees, Former Horizon Employees and their Plan Payees who immediately prior to the Applicable Canadian

Welfare Split Date or Applicable Transfer Date were participating in, or entitled to present or future benefits under, the corresponding TriMas Canadian Welfare Plan, except as otherwise provided in the Transition Services Agreement. The TriMas Canadian Welfare Plans will be responsible for all claims incurred by Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees under the Canadian Welfare Plans prior to the Applicable Canadian Welfare Split Date, subject to the Transition Services Agreement. The Horizon Group and the Horizon Canadian Welfare Plans will be solely responsible for all claims incurred by Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees under the Horizon Canadian Welfare Plans (except as otherwise provided in the Transition Services Agreement) (“Horizon Canadian Welfare Claims”), on and after the Applicable Canadian Welfare Split Date or, if later, the Applicable Transfer Date, but only to the extent such claims are not otherwise payable under an insurance policy held by the TriMas Group. To the extent any Horizon Canadian Welfare Claims are payable under an insurance policy held by the TriMas Group, TriMas will take all commercially reasonable actions necessary to process such claim and obtain payment under the applicable insurance policy. Effective as of the Applicable Canadian Welfare Split Date or, if later, the Applicable Transfer Date, TriMas will cause Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees to cease to be covered by the TriMas Canadian Welfare Plans, except as otherwise provided in the Transition Services Agreement. The TriMas Group and the TriMas Canadian Welfare Plans will remain solely responsible for all claims incurred by TriMas Employees and Former TriMas Employees and their Plan Payees, whether incurred before, on, or after the Applicable Canadian Welfare Split Date.

(c) For purposes of this Section 3.2, a claim will be deemed “incurred” on the date that the event that gives rise to the claim occurs (for purposes of life insurance, severance, sickness, accident and disability programs) or on the date that treatment or services are provided (for purposes of health care programs).

ARTICLE IV

SERVICE CREDIT

Section 4.1 Service Credit for Employee Transfers. Subject to the terms of any applicable Collective Bargaining Agreement, each Benefit Plan will provide the following service crediting rules effective as of the Distribution Date or, if later, the date on which such Benefit Plan first becomes effective:

(a) From and after (i) the Applicable Welfare Split Date, in the case of each Horizon Spinoff Welfare Plan, (ii) the DC Plan Split Date, in the case of the Horizon Spinoff DC Plans, (iii) the Nonqualified Plan Split Date, in the case of the Split Nonqualified Plans, (iv) the CRP Split Date, in the case of the TriMas CRP, (v) the Applicable Canadian Welfare Split Date, in the case of the Horizon Canadian Welfare Plans, and (vi) the Distribution Date, in the case of all other Horizon Benefit Plans, Horizon will, and will cause its Affiliates and successors to, provide credit under the Horizon Benefit Plans to each Horizon Employee for service with the TriMas Group prior to the Distribution Date for purposes of eligibility, vesting, and benefit service under the appropriate Horizon Benefit Plans in which the Horizon Employee is otherwise eligible, subject to the terms of those plans; provided, however, that service will not be recognized to the extent that such recognition would result in the duplication of benefits taking into account both TriMas Benefit Plans and Horizon Benefit Plans.

(b) A Delayed Transfer Employee’s service with the Horizon Group or the TriMas Group (as applicable) following the Distribution will be recognized for purposes of eligibility, vesting and benefit service under the appropriate TriMas Benefit Plans or Horizon Benefit Plans in which they are otherwise eligible, subject to the terms of those plans; provided, however, that service will not be recognized to the extent that such recognition would result in the duplication of benefits taking into account both TriMas Benefit Plans and Horizon Benefit Plans.

(c) Except as provided in Section 4.1(b), with respect to an employee hired by the Horizon Group or the TriMas Group after the Distribution Date, the Benefit Plans of the Horizon Group for employees hired by the Horizon Group or TriMas Group for employees hired by the TriMas Group will not recognize such employee’s service with the TriMas Group for employees hired by the Horizon Group or Horizon Group for employees hired by the TriMas Group unless required by Law or an applicable collective bargaining agreement.

ARTICLE V

LITIGATION AND COMPENSATION

Section 5.1 Employee-Related Litigation. Notwithstanding any provision of this Employee Matters Agreement to the contrary, the apportionment of Liabilities with respect to any Pre-Distribution Action, and the classification of any such Liabilities as TriMas Liabilities, Horizon Liabilities, or Shared Liabilities, will be determined in accordance with the Separation Agreement. A Pre-Distribution Action will be subject to Section 6.6 of the Separation Agreement.

Section 5.2 Vacation. Subject to the terms of any applicable Collective Bargaining Agreement and except to the extent not permitted by applicable law, the TriMas Group will assume or retain, as applicable, responsibility for accrued vacation attributable to TriMas Employees as of the Distribution Date or the Applicable Transfer Date. Subject to the terms of any applicable Collective Bargaining Agreement and except to the extent not permitted by applicable law, the Horizon Group will assume or retain, as applicable, responsibility for accrued vacation attributable to Horizon Employees as of the Distribution Date or the Applicable Transfer Date.

Section 5.3 Annual Bonuses.

(a) Eligible employees of the Horizon Group who on the close of business on the day immediately prior to the Distribution Date (or, with respect to a Horizon Transferee, the Applicable Transfer Date) were not working in the Horizon Business (“Partial Year Awardees”) will continue to participate in the TriMas Corporation Short Term Incentive Plan pursuant to the terms of the TriMas Corporation Annual

Incentive Compensation Administrative Policy (the “Annual Incentive Policy”) until the Distribution Date or, for Horizon Transferees, the Applicable Transfer Date. The determination of whether any portion of such an eligible employee’s award under the Annual Incentive Policy with respect to the 2015 fiscal year (the “2015 Annual Incentive Bonus”) has been earned will be made based upon the achievement of the applicable management objectives measured as of the Distribution Date. Such determination will be made by the Horizon Compensation Committee in accordance with the Annual Incentive Policy. Horizon will be responsible for establishing a bonus program for such employees for the period from the Distribution Date to December 31, 2015, which bonus program will be structured so that it is substantially similar to the Annual Incentive Policy and provides a bonus opportunity for such period that preserves to the extent practicable the bonus opportunity that each Partial Year Awardee would have had if he or she would have remained an employee of the TriMas Group for the entire 2015 calendar year; provided, however, that the applicable management objectives with respect to such bonus program will be based solely on measures related to the Horizon Group.

(b) Any eligible employee of the Horizon Group who is not a Partial Year Awardee, will, through December 31, 2015, continue to participate in the Annual Incentive Policy applicable to such employees immediately prior to the Distribution Date. The determination of whether any portion of such employee’s 2015 Annual Incentive Bonus has been earned will be made based upon the achievement of the applicable management objectives as of December 31, 2015. Such determination will be made by the Horizon Compensation Committee with respect to employees of the Horizon Group.

(c) Eligible employees of the TriMas Group will continue to participate in the Annual Incentive Policy through December 31, 2015. The determination of whether any portion of such an eligible employee’s 2015 Annual Incentive Bonus has been earned will be made based upon the achievement of the applicable management objectives measured as of December 31, 2015. Such determination will be made by the TriMas Compensation Committee in accordance with the Annual Incentive Policy.

(d) TriMas will remain responsible for and will pay any awards earned under the Annual Incentive Policy to all TriMas Employees and Former TriMas Employees, and Horizon will be responsible for and will pay any awards earned under the Annual Incentive Policy by Horizon Employees and Former Horizon Employees; provided, however, that, notwithstanding any provision of this Employee Matters Agreement or the Annual Incentive Policy to the contrary, Horizon may choose to pay the 2015 Annual Incentive Bonuses for Horizon Employees and Former Horizon Employees entirely in cash. The TriMas Group will be responsible for establishing and paying any annual bonus for its employees for performance periods after the Distribution Date or, for TriMas Transferees, the Applicable Transfer Date, and the Horizon Group will be responsible for establishing and paying any annual bonus for its employees for performance periods after the Distribution Date or December 31, 2015, as applicable; provided, however, that, for the avoidance of doubt, such annual bonuses need not have the same terms and conditions as the bonuses granted under the Annual Incentive Policy.

Section 5.4 Employment Agreements. Effective as of the Distribution, Horizon or a member of the Horizon Group will assume and be solely responsible for any Employment Agreement to which a Horizon Employee or a Former Horizon Employee is a party (a “Horizon Employment Agreement”), and the TriMas Group will have no liabilities with respect thereto. Notwithstanding any provision to the contrary, (i) the Horizon Employment Agreements will be the responsibility of one or more members of the Horizon Group following the Distribution Date, and (ii) TriMas will retain and be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, any Employment Agreement that is not a Horizon Employment Agreement.

ARTICLE VI

CERTAIN WELFARE BENEFIT PLAN MATTERS

Section 6.1 Shared Welfare Plans.

(a) On or before the Distribution Date, TriMas and Horizon will take all actions necessary with respect to the Benefit Plans listed on Schedule 6.1(a) (such Benefit Plans, the “Shared Welfare Plans”) such that, effective as of the Distribution Date, Horizon Employees, Former Horizon Employees, individuals who become employed by the Horizon Group following the Distribution (the “New Hires”) and their respective Plan Payees may participate in the Shared Welfare Plans following the Distribution until, with respect to each such Shared Welfare Plan, the last day that coverage will be provided under such Shared Welfare Plan pursuant to the Transition Services Agreement (the “Applicable Welfare Split Date,” and such period between the Distribution Date and the Applicable Welfare Split Date, the “Applicable Welfare Continuation Period”), subject to the other eligibility requirements set forth in the Shared Welfare Plans. The rights and obligations of TriMas and Horizon related to the fees and costs of providing coverage to the Horizon Employees, Former Horizon Employees, New Hires, and their Plan Payees during the Applicable Welfare Continuation Period will be governed by the Transition Services Agreement. After the Distribution Date or Applicable Transfer Date, Horizon will be responsible for any employer contributions due with respect to Horizon Employees and New Hires with respect to a health savings account, subject to the Transition Services Agreement. TriMas or a member of the TriMas Group will retain sole responsibility for taking all necessary, reasonable, and appropriate actions to maintain and administer the Shared Welfare Plans.

(b) With respect to each Shared Welfare Plan, following the Distribution Date, but no later than the Applicable Welfare Split Date, Horizon or a member of the Horizon Group will establish a corresponding welfare benefit plan (each such plan, a “Horizon Spinoff Welfare Plan”), which will have such terms and features as will be determined by Horizon. From and after the Applicable Welfare Split Date, or, if later, the Applicable Transfer Date, Horizon will cause such Horizon Spinoff Welfare Plan to cover those Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees who immediately prior to the Applicable Welfare Split Date or Applicable Transfer Date were participating in, or entitled to present or future benefits under, the corresponding Shared Welfare Plan, except as otherwise provided in the

Transition Services Agreement. The Shared Welfare Plans will be responsible for all claims incurred by Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees under the Shared Welfare Plans prior the Applicable Welfare Split Date, subject to the Transition Services Agreement. The Horizon Group and the Horizon Spinoff Welfare Plans will be solely responsible for all claims incurred by Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees under the Horizon Spinoff Welfare Plans (except as otherwise provided in the Transition Services Agreement) (“Horizon Welfare Claims”), on and after the Applicable Welfare Split Date or, if later, the Applicable Transfer Date, but only to the extent such claims are not otherwise payable under an insurance policy held by the TriMas Group. To the extent any Horizon Welfare Claims are payable under an insurance policy held by the TriMas Group, TriMas will take all commercially reasonable actions necessary to process such claim and obtain payment under the applicable insurance policy. Effective as of the Applicable Welfare Split Date for Shared Welfare Plans and as of the Distribution Date for any TriMas Welfare Plan that is not a Shared Welfare Plan or in each case, if later, the Applicable Transfer Date, TriMas will cause Horizon Employees, Former Horizon Employees, New Hires and their Plan Payees to cease to be covered by the TriMas Welfare Plans (including the Shared Welfare Plans), except as otherwise provided in the Transition Services Agreement. The TriMas Group and the TriMas Welfare Plans will remain solely responsible for all claims incurred by TriMas Employees and Former TriMas Employees and their Plan Payees, whether incurred before, on, or after the Applicable Welfare Split Date.

(c) Horizon will continue to make monthly Medicare Part B reimbursement payments to each payee identified on Schedule 6.1(c) in accordance with the employer obligations to provide such reimbursements under the collective bargaining agreement covering such payees (the “Medicare Payments”), and neither TriMas nor the TriMas Group will have any liability with respect to the Medicare Payments.

(d) For purposes of this Section 6.1, a claim will be deemed “incurred” on the date that the event that gives rise to the claim occurs (for purposes of life insurance, severance, sickness, accident and disability programs) or on the date that treatment or services are provided (for purposes of health care programs).

Section 6.2 Flexible Spending Account Treatment. With respect to the portion of a Shared Welfare Plan that consists of health care and dependent care flexible spending accounts (the “TriMas Flexible Accounts”), as of the Applicable Welfare Split Date (which, with respect to the TriMas Flexible Accounts, will be January 1, 2016) or, if later, the Applicable Transfer Date, Horizon will be solely responsible for all liabilities with respect to Horizon Employees, Former Horizon Employees and New Hires, and the applicable Horizon Spinoff Welfare Plan (the “Horizon Flexible Accounts”) will give effect to the elections of Horizon Employees and Former Horizon Employees that were in effect under the corresponding Shared Welfare Plan as of the Applicable Welfare Split Date or Applicable Transfer Date. As soon as practicable following the Applicable Welfare Split Date or, if later, the Applicable Transfer Date, TriMas will transfer to Horizon in cash an amount equal to the total amount that Horizon Employees and

Former Horizon Employees have contributed to the TriMas Flexible Account Plan through the Applicable Welfare Split Date or Applicable Transfer Date for the calendar year that includes the Applicable Welfare Split Date or Applicable Transfer Date less all amounts that have been paid from TriMas Flexible Account Plan through the Applicable Welfare Split Date or Applicable Transfer Date for health care and dependent care claims incurred by the Horizon Employees and Former Horizon Employees in the calendar year that includes the Applicable Welfare Split Date or Applicable Transfer Date (such difference, the “Flex Plan Amount”). If the Flex Plan Amount is less than $0, as soon as practicable after the Applicable Welfare Split Date or, if later, the Applicable Transfer Date, Horizon will transfer to TriMas in cash an amount equal to all amounts that have been paid from the TriMas Flexible Accounts through the Applicable Welfare Split or Applicable Transfer Date, as applicable, for health care expense and dependent care claims incurred by the Horizon Employees and Former Horizon Employees in the calendar year that includes the Applicable Welfare Split Date or Applicable Transfer Date less the total amount that Horizon Employees and Former TriMas Horizon Business Employees have contributed to TriMas Flexible Accounts through the Applicable Welfare Split Date or Applicable Transfer Date for the calendar year that includes the Applicable Welfare Split Date or Applicable Transfer Date, in accordance with the terms of the Transition Services Agreement. TriMas and Horizon may agree to satisfy the adjustment for the Flex Plan Amount being greater than or less than $0, as applicable, through a credit or debit under the Transition Services Agreement instead of satisfying such adjustment through the cash transfer described in the foregoing provisions of this Section 6.2. After the Applicable Welfare Split Date or, if later, the Applicable Transfer Date, the Horizon Flexible Accounts will be responsible for reimbursement of all previously unreimbursable health care expense and dependent care claims incurred by Horizon Employees and Former Horizon Employees, regardless of when the claims were incurred.

Section 6.3 Workers’ Compensation. The TriMas Group will be solely responsible for all United States (including its territories) workers’ compensation claims of TriMas Employees and Former TriMas Employees, regardless of when the Workers’ Compensation Events to which such claims relate occur. Effective as of the Distribution Date, the Horizon Group will be solely responsible for all United States (including its territories) workers’ compensation claims of Horizon Employees and Former Horizon Employees with respect to Workers’ Compensation Events, regardless of when such Workers Compensation Events to which such claims relate occur.

Section 6.4 COBRA. TriMas or a member of the TriMas Group will be responsible for compliance with COBRA during the Applicable Welfare Continuation Period for all Horizon Employees, Former Horizon Employees, New Hires, and their qualified “beneficiaries” for whom a “qualifying event” occurs prior to the Distribution Date or during the Applicable Welfare Continuation Period, subject to the Transition Services Agreement. Effective as of the Applicable Welfare Split Date or, if later, the Applicable Transfer Date, Horizon or a member of the Horizon Group will assume or will cause the Horizon Spinoff Welfare Plans to assume sole responsibility for compliance with COBRA after the Applicable Welfare Split Date or Applicable Transfer Date for all Horizon Employees, Former Horizon Employees, New Hires and their “qualified beneficiaries” for whom a “qualifying event” occurs before, on or after the Applicable Welfare Split Date or the Applicable Transfer Date. TriMas, the TriMas Group, or a Shared Welfare Plan will remain solely responsible for compliance with COBRA before, on and after the Distribution Date or the Applicable Transfer Date for TriMas Employees, Former TriMas Employees and their “qualified beneficiaries.” The terms “qualified beneficiaries” and “qualifying event” will have the meanings given to them under Code Section 4980B and ERISA Sections 601-608. For the avoidance of doubt, Section 6.1 will govern whether the Horizon Spinoff Welfare Plans or Shared Welfare Plans are responsible for claims incurred by Horizon Employees, Former Horizon Employees, or their qualified beneficiaries, while receiving continuation coverage under COBRA. Other responsibilities of TriMas and Horizon related to COBRA coverage during the Applicable Welfare Continuation Period will be governed by the Transition Services Agreement.

Section 6.5 Severance Benefits. With respect to any severance benefits owed to any Horizon Employee or Former Horizon Employee as a result of a termination of employment occurring on or prior to the Distribution Date (the “Assumed Severance Benefits”), on and after the Distribution Date the Horizon Group and, as applicable, the Horizon Benefit Plans, will be solely responsible for all such Assumed Severance Benefits, and neither TriMas nor the TriMas Group will have any liability with respect thereto.

ARTICLE VII

TAX-QUALIFIED DEFINED BENEFIT PLANS

Section 7.1 Retained DB Plan.

(a) As of the Distribution Date, TriMas will, or will cause one or more members of the TriMas Group to, assume or retain the TriMas Union Employees Pension Plan (the “Retained DB Plan”), and TriMas agrees to, or to cause the Retained DB Plan to, fulfill and discharge, in due course in full all Liabilities under, the Retained DB Plan. On or as soon as reasonably practicable following the Distribution Date, Horizon or a Member of the Horizon Group will [                    ].

(b) From and after the Distribution Date, TriMas and the members of the TriMas Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Retained DB Plan, whether accrued before, on or after the Distribution Date, and neither Horizon nor any member of the Horizon Group will have any Liability with respect thereto.

ARTICLE VIII

U.S. TAX-QUALIFIED DEFINED CONTRIBUTION PLANS

Section 8.1 Horizon Spinoff DC Plans.

(a) On or before the Distribution Date, (i) TriMas will take all actions necessary to amend the Benefit Plans listed on Schedule 8.1(a) (such Benefit Plans, the “Shared DC Plans”) such that the Shared DC Plans will, effective as of the Distribution Date, constitute “section 413(c) plans” (within the meaning of Treasury Regulation Section 1.413-2(a)(2)) and allow Horizon Employees, Former Horizon Employees, TriMas Employees, Former TriMas Employees, and New Hires to participate following the Distribution until the applicable DC Plan Split Date (the “DC Continuation Period”), subject to the other eligibility requirements set forth in the Shared DC Plans, (ii) TriMas will take all actions necessary to amend the Shared DC Plans to provide that a participating employer may make a discretionary matching contribution to the Shared DC Plans, and (iii) Horizon will take all actions necessary to adopt the Shared DC Plans as a participating employer thereunder. All amounts payable to the Shared DC Plans with respect to employee deferrals, matching contributions and employer contributions for Horizon Employees and New Hires relating to a time period ending after the Distribution Date, determined in accordance with the terms and provisions of the Shared DC Plans, ERISA and the Code, will be paid by Horizon or another member of the Horizon Group to the appropriate Shared DC Plan prior to the DC Plan Split Date. TriMas or a member of the TriMas Group will retain sole responsibility for taking all necessary, reasonable, and appropriate actions (including the submission of the Shared DC Plans to the Internal Revenue Service for a determination of tax-qualified status) to maintain and administer the Shared DC Plans so that they are qualified under Section 401(a) of the Code and that the related trusts thereunder are exempt under Section 501(a) of the Code. The rights and obligations of TriMas and Horizon related to the fees and costs of providing coverage to the Horizon Employees and New Hires during the DC Continuation Period will be governed by the Transition Services Agreement.

(b) Following the Distribution Date, but no later than December 31, 2016, Horizon or another member of the Horizon Group will adopt and establish certain defined contribution plans that are intended to qualify under Code Section 401(a), and a related master trust or trusts exempt under Code Section 501(a) (such plans and trusts, the “Horizon Spinoff DC Plans”). Each Horizon Spinoff DC Plan will have terms and features (including employer contribution provisions) that are substantially similar to one of the Shared DC Plans such that (for the avoidance of doubt) each Shared DC Plan is substantially replicated by a corresponding Horizon Spinoff DC Plan. Horizon or a member of the Horizon Group will be solely responsible for taking all necessary, reasonable, and appropriate actions (including the submission of the Horizon Spinoff DC Plans to the Internal Revenue Service for a determination of tax-qualified status) to establish, maintain and administer the Horizon Spinoff DC Plans so that they are qualified under Section 401(a) of the Code and that the related trusts thereunder are exempt under Section 501(a) of the Code. As of the effective date of such Horizon Spinoff DC Plan (the “DC Plan Split Date”), which, for the avoidance of doubt, will be no later than December 31, 2016, each Horizon Spinoff DC Plan will cover the Horizon Employees and New Hires and will assume liability for all benefits accrued or earned (whether or not vested) by Horizon Employees and New Hires under the corresponding Shared DC Plan. The Shared DC Plans will retain liability for all benefits accrued or earned (whether or not vested) by Former Horizon Employees under the Shared DC Plans as of the DC Plan Split Date.

(c) On or as soon as reasonably practicable following the DC Plan Split Date or, if later, the Applicable Transfer Date, TriMas or another member of the TriMas Group will cause each Shared DC Plan to transfer to the applicable Horizon Spinoff DC Plan, and Horizon or another member of the Horizon Group will cause such Horizon Spinoff DC Plan to accept the transfer of, the accounts, liabilities and related assets in such Shared DC Plan attributable to Horizon Employees, New Hires and their Plan Payees. The transfer of assets will be in cash or in kind (as determined by the transferor) and be conducted in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(l)-1 and Section 208 of ERISA.

(d) On or as soon as reasonably practicable following the Applicable Transfer Date, Horizon or a member of the Horizon Group will cause the accounts, related liabilities, and related assets in the corresponding Horizon Spinoff DC Plan(s) attributable to any TriMas Transferees and their respective Plan Payees (including any outstanding loan balances), if any, to be transferred in cash or in-kind (as determined by the transferor) in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(l)-1 and Section 208 of ERISA to the applicable Shared DC Plan(s). TriMas or another member of the TriMas Group will cause the applicable Shared DC Plan(s) to accept such transfer of accounts, liabilities and assets.

(e) From and after the DC Plan Split Date, except as specifically provided in paragraph (c) above, Horizon and the Horizon Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Horizon Spinoff DC Plans, whether accrued before, on or after the DC Plan Split Date. For the avoidance of doubt, the Shared DC Plans will, to the extent required by Law and the terms of the applicable Shared DC Plans, have the sole and exclusive obligation to restore the unvested portion of any account attributable to any lost participants or individual who becomes employed by TriMas or any of its Affiliates and whose employment with TriMas or any of its Affiliates, or a member of the TriMas Group, terminated before the Distribution Date at a time when such individual’s benefits under the Shared DC Plans were not fully vested.

Section 8.2 Continuation of Elections. As of the DC Plan Split Date, or, if later, the Applicable Transfer Date, Horizon (acting directly or through a member of the Horizon Group) will cause the Horizon Spinoff DC Plans to recognize and maintain all elections, including investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to Horizon Employees and their Plan Payees under the corresponding Shared DC Plan.

Section 8.3 Contributions Due. All amounts payable to the Shared DC Plans with respect to employee deferrals, matching contributions and employer contributions for Horizon Employees relating to a time period ending on or prior to the Distribution Date, determined in accordance with the terms and provisions of the Shared DC Plans, ERISA and the Code, will be paid by TriMas or another member of the TriMas Group to the appropriate Shared DC Plan prior to the date of any asset transfer described in Section 8.1(c).

ARTICLE IX

NONQUALIFIED RETIREMENT PLANS

Section 9.1 Horizon Spinoff Nonqualified Plans.

(a) Effective no later than the Distribution Date, Horizon or another member of the Horizon Group will establish certain nonqualified retirement plans and, to the extent the corresponding Split Nonqualified Plan is funded by a rabbi trust or trusts, a related rabbi trust or trusts to hold plan assets (such plans and trusts, the “Horizon Spinoff Nonqualified Plans”). Each Horizon Spinoff Nonqualified Plan will have terms and features (including employer contribution provisions) that are substantially similar to one of the TriMas Benefit Plans listed on Schedule 9.1(a) (such plans, the “Split Nonqualified Plans”) such that (for the avoidance of doubt), each Split Nonqualified Plan is substantially replicated by a corresponding Horizon Spinoff Nonqualified Plan. Horizon or a member of the Horizon Group will be solely responsible for taking all necessary, reasonable, and appropriate actions to establish, maintain and administer the Horizon Spinoff Nonqualified Plans so that they do not result in adverse Tax consequences under Code Section 409A. Each Horizon Spinoff Nonqualified Plan will assume liability for all benefits accrued or earned (whether or not vested) by Horizon Employees and Former Horizon Employees and their respective Plan Payees under the corresponding Split Nonqualified Plan as of the date on which such individuals commence participation in such Horizon Spinoff Nonqualified Plan (the “Nonqualified Plan Split Date”). From and after the Nonqualified Plan Split Date, Horizon and the Horizon Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Horizon Spinoff Nonqualified Plans, whether accrued before, on or after the Nonqualified Plan Split Date. Furthermore, Horizon and the Horizon Group will have the sole obligation to restore in the Horizon Spinoff Nonqualified Plans benefits under the Split Nonqualified Plans attributable to any lost participants who were formerly employed in the Horizon Business.

(b) On or as soon as reasonably practicable following the Nonqualified Plan Split Date or, if applicable, the Applicable Transfer Date, TriMas or another member of the TriMas Group will cause each Split Nonqualified Plan to transfer to the applicable Horizon Spinoff Nonqualified Plan, and Horizon or another member of the Horizon Group will cause such Horizon Spinoff Nonqualified Plan to accept the transfer of, the accounts, liabilities and, to the extent assets have been set aside in a rabbi trust for the applicable Split Nonqualified Plan, related assets in such Split Nonqualified Plan attributable to Horizon Employees, New Hires and their Plan Payees. The transfer of assets will be in cash or in kind (as determined by the transferor) and be conducted in accordance with applicable law.

(c) On or as soon as reasonably practicable following the Applicable Transfer Date, Horizon or a member of the Horizon Group will cause each Horizon Spinoff Nonqualified Plan to transfer to the applicable Split Nonqualified Plan, and TriMas or another member of the TriMas Group will cause such Split Nonqualified Plan to accept the transfer of, the accounts, related liabilities, and, to the extent assets have been set aside in a rabbi trust for the applicable Horizon Spinoff Nonqualified Plan, related assets in such Horizon Spinoff Nonqualified Plan attributable to any TriMas Transferees and their respective Plan Payees. The transfer of assets, if any, will be in cash or in-kind (as determined by the transferor) and be conducted in accordance with applicable law.

(d) As of the Nonqualified Plan Split Date, or the Applicable Transfer Date, and as permitted by Code Section 409A, Horizon (acting directly or through a member of the Horizon Group) will cause each Horizon Spinoff Nonqualified Plan to recognize and maintain all elections, including deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to Horizon Employees and their Plan Payees under the corresponding Split Nonqualified Plan.

(e) TriMas and the TriMas Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the nonqualified retirement plans sponsored or maintained by a member of the TriMas Group (including, but not limited to, the Split Nonqualified Plans) to the extent such obligations and liabilities are not specifically assumed by a Horizon Group member or the Horizon Spinoff Nonqualified Plans pursuant to Section 9.1(a).

Section 9.2 No Distributions on Separation. TriMas and Horizon acknowledge that neither the Distribution nor any of the other transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the other Ancillary Agreements will trigger a payment or distribution of compensation under any Benefit Plan that is a nonqualified retirement plan for any TriMas Employee, Horizon Employee, Former TriMas Employee or Former Horizon Employee and, consequently, that the payment or distribution of any compensation to which any TriMas Employee, Horizon Employee, Former TriMas Employee or Former Horizon Employee is entitled under any such Benefit Plan will occur upon such individual’s separation from service from the TriMas Group or the Horizon Group, as applicable, or at such other time as specified in the applicable Benefit Plan.

Section 9.3 Section 409A. TriMas and Horizon will cooperate in good faith so that the Distribution will not result in adverse Tax consequences under Code Section 409A to any current or former employee of any member of the TriMas Group or any member of the Horizon Group, or their respective Plan Payees, in respect of his or her benefits under any TriMas Benefit Plan or Horizon Benefit Plan.

Section 9.4 Delayed Transfer Employees. Any Horizon Transferee will be treated in the same manner as a Horizon Employee under this Article IX, except that such Horizon Transferee may experience a separation from service (within the meaning of Code Section 409A) on his or her Applicable Transfer Date. Such a Horizon Transferee’s Applicable Transfer Date will be treated as the Nonqualified Plan Assumption Date and/or Nonqualified Plan Split Date, as applicable. In addition, the TriMas Group will assume and be solely responsible, pursuant to the terms of the applicable Split Nonqualified Plan, for any benefits accrued by any TriMas Transferee under any Horizon Spinoff Nonqualified Plan, and the Horizon Group will have no liability with respect thereto.

ARTICLE X

TRIMAS COMPENSATION AWARDS

Section 10.1 Outstanding TriMas Compensation Awards.

(a) Each TriMas Compensation Award that is outstanding as of the Distribution will be adjusted as described below, so that each TriMas Compensation Award held by a TriMas Participant will be adjusted to be an Adjusted TriMas Compensation Award, and each TriMas Compensation Award held by a Horizon Participant will be adjusted to be a Horizon Compensation Award, in each case, unless otherwise provided in this Section 10.1(a); provided, however, that, effective immediately prior to the Distribution, the TriMas Compensation Committee may provide for different adjustments with respect to some or all of a holder’s TriMas Compensation Awards. For greater certainty, any adjustments made by the TriMas Compensation Committee will be deemed incorporated by reference herein as if fully set forth below and will be binding on the parties hereto and their respective Subsidiaries.

(i) Each TriMas Option generally will be adjusted in the manner described below, effective as of the Distribution Date and immediately prior to the Distribution, so that immediately following the Distribution each TriMas Option holder who is a TriMas Participant will hold Adjusted TriMas Options, and each TriMas Option holder who is a Horizon Participant will hold Horizon Options, in each case, in lieu of the TriMas Options previously held. The following procedure will generally be applied to each TriMas Option with the same grant date and exercise price held by each TriMas Option holder as of the Distribution Date:

(A) Each Adjusted TriMas Option will have an exercise price equal to the product (rounded up to the nearest cent) of (1) the applicable Option Exercise Price multiplied by (2) a fraction, (a) the numerator of which is the Post-Distribution TriMas Share Price and (b) the denominator of which is the Pre-Distribution TriMas Share Price (such product, the “TriMas Exercise Price”). The number of shares of TriMas Common Stock subject to the Adjusted TriMas Options will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of shares subject to the TriMas Option held by such TriMas Participant immediately prior to the Distribution Date and (2) a fraction, the numerator which is the Pre-Distribution TriMas Share Price and the denominator of which is the Post-Distribution TriMas Share Price. Such Adjusted TriMas Options will be subject to the same vesting requirements and dates and other terms and conditions as the TriMas Options to which they relate.

(B) Each Horizon Option will have an exercise price equal to the product (rounded up to the nearest cent) of (1) the applicable Option Exercise Price multiplied by (2) a fraction, (a) the numerator of which is the Horizon Share Price and (b) the denominator of which is the Pre-Distribution TriMas Share Price (such product, the “Horizon Exercise Price”). The number of shares of Horizon Common Stock subject to the Horizon Options will be equal the product (which will be rounded down to the nearest whole share) of (1) the number of shares subject to the TriMas Option held by such Horizon Participant immediately prior to the Distribution Date and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price, and the denominator of which is the Horizon Share Price.

(ii) With respect to TriMas Restricted Shares:

(A) TriMas Restricted Shares held by each TriMas Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such TriMas Restricted Shares immediately prior to the Distribution Date. The number of such Adjusted TriMas Restricted Shares for each such TriMas Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of TriMas Restricted Shares outstanding immediately prior to the Distribution Date and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price. The holder of the Adjusted TriMas Restricted Shares described in this Section 10.1(a)(ii)(A) will not be entitled to receive or retain any shares of Horizon Common Stock to which such holder may have been entitled with respect to the TriMas Restricted Shares as a stockholder at the Record Date.

(B) TriMas Restricted Shares held by each Horizon Participant will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted by converting them into an award of Horizon Restricted Shares. Pursuant to the adjustments provisions of the TriMas LTIP, the award of Horizon Restricted Shares will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such adjusted TriMas Restricted Shares immediately prior to the Distribution Date. The number of such Horizon Restricted Shares for each such Horizon Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of TriMas Restricted Shares held by such Horizon Participant immediately prior to the Distribution Date and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price and the denominator of which is the Horizon Share Price. The holder of the Horizon Restricted Shares described in this Section 10.1(a)(ii)(B) will not be entitled to receive or retain any shares of Horizon Common Stock to which such holder may have been entitled with respect to the TriMas Restricted Shares as a stockholder at the Record Date.

(iii) With respect to TriMas RSUs:

(A) TriMas RSUs held by each TriMas Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such TriMas RSUs immediately prior to the Distribution Date. The number of such Adjusted TriMas RSUs for each such TriMas Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of TriMas RSUs outstanding immediately prior to the Distribution Date and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price.

(B) TriMas RSUs held by each Horizon Participant will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted by converting them into an award of Horizon RSUs. Pursuant to the adjustments provisions of the TriMas LTIP, the award of Horizon RSUs will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such adjusted TriMas RSUs immediately prior to the Distribution Date. The number of such Horizon RSUs for each such Horizon Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of TriMas RSUs held by such Horizon Participant immediately prior to the Distribution Date and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price and the denominator of which is the Horizon Share Price.

(iv) With respect to TriMas Performance Stock Units:

(A) The determination of whether any portion of a 2013 Performance Stock Unit award held by a TriMas Participant who is a TriMas Covered Employee has been earned will be made based upon the achievement of the applicable management objectives for the entire performance period during the first quarter of the 2016 calendar year, in accordance with the terms of the original 2013 Performance Stock Unit awards. Such determination will be made by the TriMas Compensation Committee in accordance with the applicable TriMas LTIP. Notwithstanding the foregoing, the target number of shares of TriMas Common Stock subject to a 2013 Performance Stock Unit award held by each TriMas Covered Employee will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such 2013 Performance Stock Units immediately prior to the Distribution Date. The target number of Adjusted 2013 TriMas Performance Stock Units for each such TriMas Covered Employee will be equal to the product (which will be rounded down to the nearest whole share) of (1) the target number of 2013 Performance Stock Units for such TriMas Covered Employee immediately prior to the Distribution and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price.

(B) The determination of whether any portion of a 2013 Performance Stock Unit award held by a TriMas Participant who is not a TriMas Covered Employee (a “TriMas Non-Covered Employee”) or by a Horizon Participant has been earned will be made based upon the achievement of the applicable management objectives measured as of the Distribution Date. Such determination will be made by the TriMas Compensation Committee in accordance with the applicable TriMas LTIP. Any portion of the 2013 Performance Stock Unit awards that is not earned as of the Distribution Date will be cancelled and forfeited. Such earned portion of the 2013 Performance Stock Unit awards will be adjusted as follows:

(1) The earned portion of any 2013 Performance Stock Unit award held by each TriMas Non-Covered Employee will be converted, effective as of the

Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, into a restricted stock units award covering TriMas Common Stock and subject to substantially the same terms as the 2013 Performance Stock Units, except that such restricted stock units awards will vest in full on March 1, 2016 (subject to continued employment or service with TriMas through such date) and will not be subject to any additional performance objectives. The number of such TriMas 2013 Replacement RSUs for each such TriMas Non-Covered Employee will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of earned 2013 Performance Stock Units, as determined by the TriMas Compensation Committee, and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price.

(2) The earned portion of any 2013 Performance Stock Unit award held by each Horizon Participant will, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, be adjusted by converting them into a restricted stock units award covering Horizon Common Stock and subject to substantially the same terms as the 2013 Performance Stock Units, except that such restricted stock units awards will vest in full on March 1, 2016 (subject to continued employment or service with Horizon through such date) and will not be subject to any additional performance objectives. The number of such Horizon 2013 Replacement RSUs for each such Horizon Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of earned 2013 Performance Stock Units, as determined by the TriMas Compensation Committee, and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price and the denominator of which is the Horizon Share Price.

(3) Notwithstanding any provision of the applicable award agreement or TriMas LTIP, TriMas will pay each such award held by a TriMas Participant in the form of TriMas Common Stock, and Horizon will pay each such award held by a Horizon Participant in the form of Horizon Common Stock, in each case, between March 1, 2016 and March 15, 2016.

(C) The determination of whether any portion of a 2014 Performance Stock Unit award has been earned will be made based upon the achievement of the applicable management objectives measured as of the Distribution Date, and prorated based on the percentage of the applicable performance period completed as of the Distribution Date. Such determination will be made by the TriMas Compensation Committee in accordance with the applicable TriMas LTIP. Any portion of the 2014 Performance Stock Unit awards that is not earned as of the Distribution Date will be cancelled and forfeited. Such earned portion of the 2014 Performance Stock Unit awards will be adjusted as follows:

(1) The earned portion of any 2014 Performance Stock Unit award held by each TriMas Participant will be converted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, into a restricted stock units award covering TriMas Common Stock and subject to substantially the same terms as the 2014 Performance Stock Units, except that such restricted stock units awards will vest in full on March 5, 2017 (subject to continued employment or service with TriMas through such date) and will not be subject to any additional performance objectives. The number of such TriMas 2014 Replacement RSUs for each such TriMas Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of earned 2014 Performance Stock Units, as determined by the TriMas Compensation Committee and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price.

(2) The earned portion of any 2014 Performance Stock Unit award held by each Horizon Participant will, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas LTIP, be adjusted by converting them into a restricted stock units award covering Horizon Common Stock and subject to substantially the same terms as the 2014 Performance Stock Units, except that such restricted stock units awards will vest in full on March 5, 2017 (subject to continued employment or service with Horizon through such date) and will not be subject to any additional performance objectives. The number of such Horizon 2014 Replacement RSUs for each such Horizon Participant will be equal to the product (which will be rounded down to the nearest whole share) of (1) the number of earned 2014 Performance Stock Units, as determined by the TriMas Compensation Committee, and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price and the denominator of which is the Horizon Share Price.

(3) Notwithstanding any provision of the applicable award agreement, TriMas will pay each such award held by a TriMas Participant in the form of TriMas Common Stock, and Horizon will pay each such award held by a Horizon Participant in the form of Horizon Common Stock, between March 5, 2017 and March 15, 2017.

(v) With respect to TriMas Time-Based Foreign Units:

(A) TriMas Time-Based Foreign Units held by each TriMas Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas Foreign Incentive Plan, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such TriMas Time-Based Foreign Units immediately prior to the Distribution Date. The number of such Adjusted TriMas Time-Based Foreign Units for each such TriMas Participant will be equal to the product (which will be rounded down to the nearest whole number) of (1) the number of TriMas Time-Based Foreign Units outstanding immediately prior to the Distribution Date and (2) a fraction, (a) the numerator of which is the Pre-Distribution TriMas Share Price and (b) the denominator of which is the Post-Distribution TriMas Share Price.

(B) TriMas Time-Based Foreign Units held by each Horizon Participant will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted by converting them into an award of Horizon Time-Based Foreign Units. Pursuant to the adjustments provisions of the TriMas Foreign Incentive Plan, the award of Horizon Time-Based Foreign Units will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such adjusted TriMas Time-Based Foreign Units immediately prior to the Distribution Date. The number of such Horizon Time-Based Foreign Units for each such Horizon Participant will be equal to the product (which will be rounded down to the nearest whole number) of (1) the number of TriMas Time-Based Foreign Units held by such Horizon Participant immediately prior to the Distribution Date and (2) a fraction, the numerator of which is the Pre-Distribution TriMas Share Price and the denominator of which is the Horizon Share Price.

(vi) With respect to TriMas Performance-Based Foreign Units:

(A) The determination of whether any portion of a TriMas Performance-Based Foreign Unit held by a TriMas Participant has been earned will be made based upon the achievement of the applicable management objectives measured as of the Distribution Date. Such determination will be made by the TriMas Compensation Committee in accordance with the applicable TriMas Foreign Incentive Plan. Any portion of the TriMas Performance-Based Foreign Unit awards that is not earned as of the Distribution Date will be cancelled and forfeited. Such earned portion of the TriMas Performance-Based Foreign Unit awards will be adjusted so that it will be converted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas Foreign Incentive Plan, into a cash incentive award representing a specified amount of cash and not related to the price of underlying stock, but otherwise subject to substantially the same terms as the corresponding TriMas Performance-Based Foreign Units, except that such cash awards will be settled on the settlement date applicable to the corresponding TriMas Performance-Based Foreign Unit Award (subject to continued employment or service with TriMas through such date) and will not be subject to any additional performance objectives. The amount of cash subject to such TriMas Replacement Foreign Units for each such TriMas Participant will be equal to the product of (1) the number of earned TriMas Performance-Based Foreign Units, as determined by the TriMas Compensation Committee, and (2) the Pre-Distribution TriMas Share Price.

(B) The determination of whether any portion of a TriMas Performance-Based Foreign Unit held by a Horizon Participant has been earned will be made based upon the achievement of the applicable management objectives measured as of the Distribution Date. Such determination will be made by the TriMas Compensation Committee in accordance with the applicable TriMas

Foreign Incentive Plan. Any portion of the TriMas Performance-Based Foreign Unit awards that is not earned as of the Distribution Date will be cancelled and forfeited. Such earned portion of the TriMas Performance-Based Foreign Unit awards will be adjusted so that it will be converted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustments provisions of the TriMas Foreign Incentive Plan, into a cash incentive award representing a specified amount of cash and not related to the price of underlying stock, but otherwise subject to substantially the same terms as the corresponding TriMas Performance-Based Foreign Units, except that such cash awards will be settled on the settlement date applicable to the corresponding TriMas Performance-Based Foreign Unit Award (subject to continued employment or service with Horizon through such date) and will not be subject to any additional performance objectives. The amount of cash subject to such Horizon Replacement Foreign Units for each such Horizon Participant will be equal to the product of (1) the number of earned TriMas Performance-Based Foreign Units, as determined by the TriMas Compensation Committee, and (2) the Pre-Distribution TriMas Share Price.

(vii) Notwithstanding any provision of the applicable award agreement or TriMas Foreign Incentive Plan, TriMas will pay each such award held by a TriMas Participant in cash, and Horizon will pay each such award held by a Horizon Participant in cash, in each case, on the date the corresponding TriMas Time-Based Foreign Unit or TriMas Performance-Based Foreign Unit, as applicable, would have been settled.

(b) If an Adjusted TriMas Compensation Award or Horizon Compensation Award is subject to accelerated vesting in connection with a change in control, a change in control will be deemed to have occurred (i) with respect to an Adjusted TriMas Compensation Award, only upon a change in control of TriMas (as defined in the applicable equity incentive plan or award agreement) and (ii) with respect to a Horizon Compensation Award, only upon a change in control of Horizon (as defined in the applicable equity incentive plan or award agreement). Notwithstanding the foregoing, this Section 10.1(b) will not apply to the extent that it would cause adverse tax consequences under Code Section 409A.

(c) Prior to the Distribution Date, Horizon will establish equity compensation plans, so that upon the Distribution, Horizon will have in effect an equity compensation plan that allows grants of equity compensation awards subject to substantially the same terms as those that apply to the corresponding TriMas Compensation Awards. From and after the Distribution Date, each Horizon Compensation Award will be subject to the terms of the applicable Horizon equity compensation plan, the award agreement governing such Horizon Compensation Award and any Employment Agreement to which the applicable holder is a party. From and after the Distribution Date, Horizon will retain, pay, perform, fulfill and discharge all Liabilities arising out of or relating to the Horizon Compensation Awards. TriMas will retain, pay, perform, fulfill and discharge all Liabilities arising out of or relating to the Adjusted TriMas Compensation Awards.

(d) In all events, the adjustments provided for in this Section 10.1 will be made in a manner that, as determined by TriMas, avoids adverse Tax consequences to holders under Code Section 409A.

Section 10.2 Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Agreement, (i) to the extent any of the provisions in this Article X (or any equity award described herein) do not conform with applicable non-U.S. laws (including provisions for the collection of withholding taxes), such provisions will be modified to the extent necessary to conform with such non-U.S. laws in such manner as is equitable and to preserve the intent hereof, as determined by the parties in good faith, and (ii) the provisions of this Article X may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article X to awards subject to non-U.S. laws.

Section 10.3 Tax Withholding and Reporting.

(a) Except as otherwise required by applicable non-U.S. law, the appropriate member of the TriMas Group will be responsible for all payroll taxes, withholding and reporting with respect to Adjusted TriMas Compensation Awards held by TriMas Participants. Except as otherwise required by applicable non-U.S. law, the appropriate member of the Horizon Group will be responsible for all payroll taxes, withholding and reporting with respect to Horizon Compensation Awards held by Horizon Participants.

(b) If TriMas or Horizon determines in its reasonable judgment that any action required under this Article X will not achieve the intended tax, accounting and legal results, including, without limitation, the intended results under Code Section 409A or FASB ASC Topic 718 – Stock Compensation, then at the request of TriMas or Horizon, as applicable, TriMas and Horizon will mutually cooperate in taking such actions as are necessary or appropriate to achieve such results, or most nearly achieve such results if the originally-intended results are not fully attainable.

Section 10.4 Employment Treatment.

(a) Continuous employment with the Horizon Group and the TriMas Group following the Distribution Date will be deemed to be continuing service for purposes of vesting and exercisability for the Horizon Compensation Awards and the Adjusted TriMas Compensation Awards. However, in the event that a Horizon Employee terminates employment after the Distribution Date and becomes employed by the TriMas Group, for purposes of Article X, the Horizon Employee will be deemed terminated and the terms and conditions of the applicable performance incentive plan under which grants were made will apply. Similarly, in the event that a TriMas

Employee terminates employment after the Distribution Date and becomes employed by the Horizon Group, for purposes of Article X, the TriMas Employee will be deemed terminated and the terms and conditions of the performance incentive plan under which grants were made will apply. Notwithstanding the foregoing, for purposes of this Article X only, if an individual is a Delayed Transfer Employee, such individual will not be considered to have terminated on his or her Applicable Transfer Date. In addition, a non-employee member of the board of directors of TriMas or Horizon will be treated in a similar manner to that described in this Section 10.4(a).

(b) If, after the Distribution Date, TriMas or Horizon identifies an administrative error in the individuals identified as holding TriMas Compensation Awards and Horizon Compensation Awards, the amount of such awards so held, the vesting level of such awards, or any other similar error, TriMas and Horizon will mutually cooperate in taking such actions as are necessary or appropriate to place, as nearly as reasonably practicable, the individual and TriMas and Horizon in the position in which they would have been had the error not occurred.

Section 10.5 Registration. Horizon will register the Horizon Common Stock relating to the Horizon Compensation Awards and make any necessary filings with the appropriate Governmental Authorities as required under U.S. and foreign securities Laws.

ARTICLE XI

BENEFIT PLAN REIMBURSEMENTS, BENEFIT PLAN THIRD-

PARTY CLAIMS

Section 11.1 General Principles. From and after the Distribution Date, any services that a member of the Horizon Group will provide to the members of the TriMas Group or that a member of the TriMas Group will provide to the members of the Horizon Group relating to any Benefit Plans or Non-U.S. Benefit Plans will be set forth in the Transition Services Agreements (and, to the extent provided therein, a member of the Horizon Group or the TriMas Group will provide administrative services referred to in this Employee Matters Agreement).

Section 11.2 Benefit Plan Third-Party Claims. Any Third-Party Claim relating to the matters addressed in this Agreement will be governed by the applicable provisions of the Separation Agreement.

ARTICLE XII

INDEMNIFICATION

Section 12.1 Indemnification. All Liabilities assumed by or allocated to Horizon or the Horizon Group pursuant to this Employee Matters Agreement will be deemed to be Horizon Liabilities for purposes of Article VI of the Separation Agreement, and all Liabilities retained or assumed by or allocated to TriMas or the TriMas Group pursuant to this Employee Matters Agreement will be deemed to be TriMas Liabilities for purposes of Article VI of the Separation Agreement. All such Horizon Liabilities and TriMas Liabilities will be governed by the applicable indemnification terms of the Separation Agreement.

ARTICLE XIII

COOPERATION

Section 13.1 Cooperation. Following the date of this Employee Matters Agreement, TriMas and Horizon will, and will cause their respective Subsidiaries, agents and vendors to, use reasonable best efforts to cooperate with respect to any employee compensation, benefits or human resources systems matters that TriMas or Horizon, as applicable, reasonably determines require the cooperation of both TriMas and Horizon in order to accomplish the objectives of this Employee Matters Agreement. Without limiting the generality of the preceding sentence, (a) TriMas and Horizon will cooperate in coordinating each of their respective payroll systems in connection with the transfers of TriMas Employees to the TriMas Group and the Distribution, (b) TriMas will, and will cause its Subsidiaries to, transfer records to Horizon as reasonably necessary for the proper administration of the Horizon Benefit Plans and Horizon Non-U.S. Benefit Plans, to the extent such records are in TriMas’ possession, (c) TriMas and Horizon will share, with each other and with their respective agents and vendors (without obtaining releases), all employee, participant and beneficiary information necessary for the efficient and accurate administration of the Benefit Plans and Non-U.S. Benefit Plans, and (d) TriMas and Horizon will share such information as is necessary to administer equity awards pursuant to Article X, to provide any required information to holders of such equity awards, and to make any governmental filings with respect thereto.

ARTICLE XIV

MISCELLANEOUS

Section 14.1 Vendor Contracts. Prior to the Distribution, TriMas and Horizon will use reasonable best efforts to (a) negotiate with the current Third Party providers to separate and assign the applicable rights and obligations under each group insurance policy, health maintenance organization, administrative services contract, Third Party administrator agreement, letter of understanding or arrangement that pertains to one or more TriMas Benefit Plans and one or more Horizon Benefit Plans (each, a “Vendor Contract”) to the extent that such rights or obligations pertain to Horizon Employees and Former Horizon Employees and their respective Plan Payees or, in the alternative, to negotiate with the current Third Party providers to provide substantially similar services to the Horizon Benefit Plans on substantially similar terms under separate contracts with Horizon or the Horizon Benefit Plans and (b) to the extent permitted by the applicable Third Party provider, obtain and maintain pricing discounts or other preferential terms under the Vendor Contracts.

Section 14.2 Further Assurances. Prior to the Distribution, if either party identifies any commercial or other service that is needed to ensure a smooth and orderly transition of its business in connection with the consummation of the transactions contemplated hereby, and that is not otherwise governed by the provisions of this Employee Matters Agreement, the parties will cooperate in determining whether there is a mutually acceptable arm’s-length basis on which the other party will provide such service.

Section 14.3 Employment Taxes Withholding Reporting Responsibility. Horizon and TriMas hereby agree to follow the standard procedure for United States employment Tax withholding as provided in Section 4 of Rev. Proc. 2004-53, I.R.B. 2004-34. TriMas will withhold and remit all employment taxes for the last payroll date preceding the Distribution Date with respect to all current and former employees of TriMas and Horizon who receive wages on such payroll date.

Section 14.4 Data Privacy. The parties agree that any applicable data privacy Laws and any other obligations of the Horizon Group and the TriMas Group to maintain the confidentiality of any employee information or information held by any benefit plans in accordance with applicable Law will govern the disclosure of employee information among the parties under this Employee Matters Agreement. Horizon and TriMas will ensure that they each have in place appropriate technical and organizational security measures to protect the personal data of the Horizon Employees, Former Horizon Employees, TriMas Employees and Former TriMas Employees.

Section 14.5 Third Party Beneficiaries. Nothing contained in this Employee Matters Agreement will be construed to create any third-party beneficiary rights in any Person, including without limitation any Horizon Employee, TriMas Employee, Former TriMas Employee, or Former Horizon Employee (including any dependent or beneficiary thereof) nor will this Employee Matters Agreement be deemed to amend any Benefit Plan or Non-U.S. Benefit Plan of TriMas, Horizon, or their Affiliates or to prohibit TriMas, Horizon or their respective Affiliates from amending or terminating any Benefit Plan or Non-U.S. Benefit Plan.

Section 14.6 Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Employee Matters Agreement, to be taken or occur effective as of the Distribution, or otherwise in connection with the Distribution, will not be taken or occur except to the extent specifically agreed by the parties.

Section 14.7 Incorporation of Separation Agreement Provisions. The following provisions of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions will apply as if fully set forth herein (references in this Section 14.7 to an “Article” or “Section” will mean Articles or Sections of the Separation Agreement, and references in the material incorporated herein by reference will be references to the Separation Agreement): Article V (relating to Further Assurances; Additional Information); Article VI (relating to Release; Indemnification; and Guarantees); Article VII (relating to Exchange of Information; Litigation Management; Confidentiality); Article VIII (relating to Dispute Resolution); and Article IX (relating to Miscellaneous).

Section 14.8 No Representation or Warranty. Each of TriMas (on behalf of itself and each other TriMas Entity) and Horizon (on behalf of itself and each other Horizon

Entity) understands and agrees that, except as expressly set forth in this Employee Matters Agreement, the Separation Agreement or in any other Ancillary Agreement, no party (including its Affiliates) to this Employee Matters Agreement, the Separation Agreement or any other Ancillary Agreement, makes any representation or warranty with respect to any matter in this Employee Matters Agreement, including, without limitation, any representation or warranty with respect to the legal or Tax status or compliance of any Benefit Plan, compensation arrangement or Employment Agreement, and TriMas disclaims any and all liability with respect thereto. Except as expressly set forth in this Employee Matters Agreement, the Separation Agreement or any other Ancillary Agreement, none of TriMas, Horizon or any of their respective Subsidiaries (including their respective Affiliates) makes any representation or warranty about and will not have any Liability for the accuracy of or omissions from any information, documents or materials made available in connection with entering into this Employee Matters Agreement, the Separation Agreement or any other Ancillary Agreement or the transactions contemplated hereby or thereby.

IN WITNESS WHEREOF, the parties have caused this Employee Matters Agreement to be executed on the date first written above by their respective duly authorized officers.

TRIMAS CORPORATION

By:
Name:
Title:

HORIZON GLOBAL CORPORATION

By:
Name:
Title:

[Signature Page to Employee Matters Agreement]